Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED: June 30, 2012

In re:	United Solar Ovonic LLC	Case Number: 12-43167

Chapter 11

Judge: Hon. Thomas J. Tucker

Debtor.

United Solar Ovonic LLC /

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:

	Operating Statement	(Form 2)
	Balance Sheet	(Form 3)
	Summary of Operations	(Form 4)
	Monthly Cash Statement	(Form 5)
	Statement of Compensation	(Form 6)
	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases, is in effect; and
	(If not, attach a written explanation)	YES ☒	NO ☐

3.	That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases are current.
	(If not, attach a written explanation)	YES ☒	NO ☐

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
	(If not, attach a written explanation)	YES ☒	NO ☐

5.	All United States Trustee Quarterly fees have been paid and are current.
		YES ☒	NO ☐
6.	Have you filed your pre-petition tax returns?
	(If not, attach a written explanation)	YES ☐	NO ☒

The Debtors have not filed their Michigan Business Tax (“MBT”) returns for fiscal 2010 and 2011. The Debtors are awaiting MEGA credit certificates to be issued by the Michigan Economic Development Corporation (“MEDC”) for these years. These certificates must be attached to the Debtors’ MBT returns to receive the credits. With these certificates, the Debtors anticipate refunds on their MBT tax returns. The Debtors have been informed that the MEDC is currently auditing the Debtors’ application for the MEGA credits and have everything necessary to complete these audits.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: July 26, 2012	United Solar Ovonic LLC
Debtor in Possession

	Title:	Gregory G. Coppola
Sr. V.P-Finance & Treasurer Phone: 248-370-5304

Form 1

OPERATING STATEMENT (P&L)(1)

Period Ending: June 30, 2012

Case No: 12-43167

	Current Month	Total Since Filing

Total Revenue	$1,315,806	$12,316,673
Cost of Sales (2)	3,997,290	24,553,670

GROSS PROFIT	(2,681,484)	(12,236,997)

EXPENSES:
Officer Compensation	—	91,805
Salary/Wages Expenses	119,568	2,508,724
Employee Benefits & Pensions	134,853	1,019,573
Payroll Taxes	33,837	393,626
Other Taxes	11,530	62,062
Rent and Lease Expense	58,975	685,905
Interest Expense (3)	2,172,367	9,821,282
Property Insurance	931	4,583
Utilities	35,545	164,119
Depreciation	22,106	101,885
Travel and Entertainment	18,936	97,417
Repairs and Maintenance	15,956	49,975
Other – Miscellaneous	90,533	1,609,566
Other – (Gain) Loss on Asset Disposal (5)	31,388,595	24,339,353
Other Specify – European Costs	—	877,562
Other Specify – Restructuring (6)	—	2,276,805

TOTAL EXPENSES:	34,103,734	44,104,242

OPERATING PROFIT	(36,785,217)	(56,341,239)
Add: Non-Operating Income
Total Interest Income	—	—
Other (Income) / Expense	234,620	466,268
Less: Non-Operating Expenses
Loss on Investment in Subsidiary (7)	2,860,992	2,860,992
Unrecoverable Interco Receivables (7)	25,422,205	25,422,205
Professional Fees (4)	1,012,250	4,154,020
Other – Income Taxes	—	(224,509)

NET INCOME/(LOSS)	$(66,315,284)	$(89,020,214)

(1)	The operating statement and balance sheet were prepared using accrual accounting.
(2)	Product sold during this period had an inventory value of $1,260,610. The balance of cost of sales is unabsorbed variance due to the production shutdown.
(3)	The effective annual interest rate for June 30, 2012 was 10.2%.
(4)	Professional fees include estimates and actuals.
(5)	Loss on assets sold at auction reduced by gain on rejection of lease.
(6)	Severance costs for terminated employees.
(7)	Write-off of investments in and reserve for advances to wholly owned subsidiaries.

Form 2

BALANCE SHEET

Period Ending: June 30, 2012

Case No: 12-43167

	Current Month	Prior Month	At Filing
ASSETS:
Cash and Cash Equivalents	$10,563,900	$10,967,415	$4,378,158
Investments	—	—	—
Inventories, Net	27,764,996	30,679,473	41,727,690
Accounts Receivable Intercompany USO/CDN	1,910,083	1,540,794	1,788,754
Accounts Receivable Intercompany SIT	23,512,121	23,512,121	23,497,597
Accounts Receivable Intercompany Reserve	(25,422,205)	—	—
Accounts Receivable Trade – Net	4,280,961	4,761,473	10,597,737
Land and Buildings	17,517,111	17,517,111	29,010,567
Furniture, Fixtures & Equipment	5,046,553	36,436,143	39,529,693
Accumulated Depreciation	(8,000,898)	(7,625,765)	(12,471,130)
Restricted Cash	3,580,101	3,580,101	5,950,000
Prepaid	372,240	629,263	664,094
Investment in Subsidiaries	169,737	3,079,555	3,064,408
Other Assets	2,329,024	2,517,021	2,053,060

TOTAL ASSETS	$63,623,724	$127,594,703	$149,790,628

LIABILITIES:
Post-petition Liabilities:
Accounts Payable Trade – Net	$228,201	$658,382	$—
Accounts Payable Intercompany ECD	308,374	50,770	—
Accounts Payable Intercompany USO Europe	180,889	273,270	—
Accounts Payable Intercompany USO Mexico	1,754,637	1,393,598	—
Warranty	118,089	118,089	—
Other Current Liabilities	381,445	597,026	—
Accrued Salaries and Wages	46,933	84,237	—
Accrued Taxes	365,662	426,335	—
Accrued Other	2,796,521	2,288,932	—

TOTAL Post-petition Liabilities	6,180,752	5,890,638	—
Secured Liabilities:
Secured Loan – ECD	5,000,000	5,000,000	5,000,000
Pre-petition Liabilities:
Accounts Payable Trade – Net	7,273,287	7,273,287	7,273,287
Accounts Payable Intercompany ECD	801,938,297	799,767,567	792,119,291
Accounts Payable Intercompany USO Europe	600,241	600,241	600,241
Accounts Payable Intercompany USO Mexico	1,704,449	1,704,449	—
Lease Payable	4,771,667	4,849,388	19,627,288
Warranty	10,176,836	10,176,836	10,176,836
Other Current Liabilities	637,324	637,324	637,324
Accrued Salaries and Wages	677,100	677,100	677,100
Accrued Taxes	597,614	636,431	636,431
Accrued Other	4,331,705	4,331,705	4,331,705

TOTAL Pre-petition Liabilities	832,708,519	830,654,328	836,079,503

TOTAL LIABILITIES	843,889,270	841,544,966	841,079,503

EQUITY:
Owners Capital	65,000,000	65,000,000	65,000,000
Additional Paid-In-Capital	(27,351,380)	(27,351,380)	(27,351,380)
Retained Earnings-Pre Petition	(728,893,951)	(728,893,951)	(728,937,495)
Retained Earnings-Post Petition	(89,020,214)	(22,704,931)	—

TOTAL EQUITY	(780,265,545)	(713,950,262)	(691,288,875)

TOTAL LIABILITIES AND EQUITY	$63,623,724	$127,594,703	$149,790,628

Form 3

SUMMARY OF OPERATIONS

Period Ended: June 30, 2012

Case No: 12-43167

Schedule of Post-petition Taxes Payable

	Beginning Balance	Accrued/ Withheld	Payments/ Deposits	Ending Balance
Income Taxes Withheld
Federal	—	$124,547.09	$124,547.09	—
State	—	32,438.07	32,438.07	—
Local	—	—	—	—

FICA Withheld	—	49,441.23	49,441.23	—

Employers FICA	—	61,686.37	61,686.37	—

Unemployment Tax
Federal	—	197.29	197.29	—
State	—	—	—	—

Sales, Use & Excise Taxes	$136,221.00	(136,221.00)	—	—

Property Taxes	290,144.00	75,518.00	—	365,662.00

Workers’ Compensation (1)	—	—	—	—

Other	—	—	—	—

TOTALS	$426,365.00	$207,607.05	$268,310.05	$365,662.00

(1)	Fully insured.

AGING OF ACCOUNTS RECEIVABLE

AND POST-PETITION ACCOUNTS PAYABLE

Age in Days	0-30	31-60	Over 60
Post Petition
Accounts Payable	$217,328	$10,149	$724
Accounts Receivable	$—	$1,046	$4,279,915

For all post-petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization: None

Form 4

MONTHLY CASH STATEMENT

Period Ending: June 30, 2012

Cash Activity Analysis (Cash Basis Only):	Case No: 12-43167

	General Account	L/C Collateral Account	Canadian Payroll Account(1)	Petty Cash
A. Beginning Balance	$10,996,745.53	$3,580,100.84	$63,116.48	$803.29

B. Receipts
(Attach separate schedule)	1,909,362.57	—	—	1,260.86

C. Balance Available
(A+B)	12,906,108.10	3,580,100.84	63,116.48	2,064.15

D. Less Disbursements
(Attach separate schedule)	2,338,680.95	—	9,330.65	1,564.15

E. ENDING BALANCE
(C-D)	$10,567,427.15	$3,580,100.84	$53,785.83	$500.00

(1)	In Canadian Dollars

ATTENTION: Please enter the TOTAL DISBURSEMENT from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment: $2,349,575.75

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

1. Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan
2. Account Number

L/C Collateral Account:

1. Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan
2. Account Number

Canadian Payroll Account:

1. Depository Name & Location	JP Morgan Chase Bank, N.A. Canada; Toronto, Ontario, Canada
2. Account Number

Other monies on hand (specify type and location) i.e., CD’s, bonds, etc.):

None

Date: July 20, 2012
United Solar Ovonic LLC
Debtor in Possession

Form 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: June 30, 2012

Case No: 12-43167

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Joseph P. Conroy, Executive Vice President, ECD;	Capacity:	☒	Shareholder
	Senior Vice President, USO Operations		☒	Officer
			☐	Director
			☒	Insider

Detailed Description of Duties:

•	Provides leadership to all operations and manufacturing related activity (Auburn Hills, Greenville 1&2, Tijuana, China JV and Marcegaglia)

•	Responsible for building new equipment to support the company’s technology efforts

•	Provides leadership to all manufacturing, engineering, quality functions (ensures the production of all manufacturing products)

Current Compensation Paid (1):	Weekly	Or	Monthly
$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$—
Life Insurance			—
Accidental Death & Dismemberment Insurance			—
Long-Term and Short-Term Disability Insurance			—
Employee Assistance Program			—
Vacation Payout			—
Personal Car Mileage			—
Entertainment			—
Travel			—

Total Benefits			$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid
Loans
Other (Describe)
Other (Describe)			—
Other (Describe)			—
Total Other Payments			—

	Weekly	Or	Monthly
CURRENT TOTAL OF ALL PAYMENTS:			$—

(1)	Mr. Conroy’s last day of employment with the company was 5/11/12.

Dated:	July 20, 2012	Joseph P. Conroy

Form 6

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: June 30, 2012

Case No: 12-43167

INSURANCE TYPE	CARRIER	EXPIRATION DATE

Workers’ Compensation	Valley Forge Insurance Company	02/01/2013

Workers’ Compensation	American Casualty Company of Reading PA	02/01/2013

General Liability	American Casualty Company of Reading PA	02/01/2013

Property (1st Layer)	Allianz Global Risk US Insurance Company	02/01/2013

Property (2nd Layer)	Lexington Insurance Company	02/01/2013

Automobile Policy	Continental Casualty Company	02/01/2013

Umbrella Policy	Continental Casualty Company	02/01/2013

Foreign Package	Continental Casualty Company	02/01/2013

Special Risk Coverage	Great American Insurance Company	03/18/2013

Directors & Officers	Allied World National Assurance Company	09/30/2012

Directors & Officers	Illinois National Insurance Company	09/30/2012

Directors & Officers	Beazley Insurance Company, Inc. (Lloyd’s of London)	09/30/2012

Employee Practices Liability	Starr Indemnity & Liability Company	09/30/2012

Fiduciary Liability	Starr Indemnity & Liability Company	09/30/2012

Fidelity Bond	Starr Indemnity & Liability Company	09/30/2012

Primary Directors & Officers	Starr Indemnity & Liability Company	09/30/2012

ERISA Bond	Travelers Casualty and Surety Company of America	11/16/2014

Pollution Liability Coverage	Chartis Specialty Insurance	02/01/2014

Form 7